Exhibit 10.39

AMENDMENT NO.1 TO LEASE AGREEMENT

This AMENDMENT NO. 1 (the “Amendment”) to the LEASE AGREEMENT (the “Agreement”) between Logic International Consulting Group (the “Landlord”), US Rare Earths, Inc. (the “Tenant”) dated as of September 30, 2013.

WITNESSETH:

WHEREAS, on June 1, 2013, the Company, the Landlord and Tenant entered into the Agreement;

WHEREAS, the parties now desire to amend the Agreement as further set forth herein;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

10.            SECURITY DEPOSIT: A security deposit representing the first month and last month will be due in full.

IN WITNESS HEREOF, the parties hereto have executed this Amendment as of the date first stated above.

/s/ Diane M. Cassidy	11/4/13
Landlord: Diane M. Cassidy, Partner	Date
LOGIC INTERNATIONAL CONSULTING GROUP

/s/ Kevin M. Cassidy	11/4/13
Tenant: Kevin M. Cassidy, CEO	Date
U.S. RARE EARTHS, INC.